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                                                                   Exhibit 10.12

                        UNDERWRITING MANAGEMENT AGREEMENT

     THIS UNDERWRITING MANAGEMENT AGREEMENT (this "AGREEMENT"), made as of [ ], 2002, between St. Paul Fire and Marine Insurance Company, a Minnesota insurance company (referred to herein as the "COMPANY"), and Platinum Underwriters Reinsurance, Inc., a Maryland insurance company (referred to herein as the "MANAGER").

                                    ARTICLE I

                       UNDERWRITING AND PRODUCTION MANAGER

     Subject to the terms and conditions of this Agreement, the Company hereby grants Manager full authority to act and the Manager accepts and agrees to act as underwriting and production manager for the Company for the purpose of conducting an assumed reinsurance business, subject to the limitations set forth herein.

                                   ARTICLE II

                               SCOPE OF AUTHORITY

     Subject to the direction and control of the Company, the Manager is hereby authorized to take and shall undertake all customary and reasonable actions required on behalf of and in the name of the Company, including but not limited to soliciting, negotiating, underwriting and executing, on behalf of the Company, new and renewal assumed reinsurance contracts, subject to Article III, Underwriting Limits (the "MANAGED CONTRACTS").

                                   ARTICLE III

                               UNDERWRITING LIMITS

     (a) Subject to the provisions of Article II hereof, Manager is authorized on behalf of the Company to underwrite issuances and renewals of such traditional reinsurance contracts as determined by the Manager; provided, that all such issuances and renewals are covered under the one hundred percent (100%) Quota Share Retrocession Agreement (traditional) between the Company and the Manager; provided further, that such issuances and renewals shall be underwritten only in cases where the Manager is unable to underwrite such contracts itself because: (1) it has not received a necessary or desirable regulatory license or approval notwithstanding its reasonable best efforts to obtain it since the date of this agreement, or (2) it has not yet been approved as a reinsurer by the cedent nothwithstanding its reasonable best efforts to obtain such approval since the date of this agreement. Prior to the effective date of any such contract, Manager shall provide to the individual designated from time to time by the Company in writing a description of the contract to be issued or renewed, and evidence indicating that the above-stated condition

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has been met. Manager shall be authorized to underwrite such reinsurance contracts for a period of one year from the date hereof.

     (b) Manager shall on behalf of the Company underwrite renewals of finite reinsurance contracts specified on Schedules A and B attached hereto on such terms as may be specifically agreed to by the Company. Manager shall have the discretion to reinsure such contacts under a 100% Quota Share Retrocession Agreement (non-traditional) between the Company and the Manager. With respect to the finite reinsurance contracts specified on Schedule B attached hereto, Manager shall propose a fair market premium to the Company for the one hundred percent (100%) quota share reinsurance of such renewals and the Company may elect, at its sole discretion, whether or not to accept such reinsurance.

                                   ARTICLE IV

                               REPORTS AND RECORDS

     (a) Manager shall provide to the Company no later than thirty days after the end of each month, reports in the form as set forth in Exhibit C attached hereto, or as otherwise agreed to by the parties, in hard copy and electronic form.

     (b) Manager shall keep and maintain proper books and records wherein shall be recorded all business transacted by it on behalf of the Company and shall retain such books and records as may be required by applicable law or in accordance with the record retention policies of the Company, whichever is longer. All records of the Manager relating to the Managed Contracts of the Company shall be open to inspection by the Company or its representatives during regular business hours and Manager shall provide copies of all such books and records as may be requested by the Company at the expense of Manager.

                                    ARTICLE V

                               COSTS AND EXPENSES

     Manager shall bear all charges and expenses incurred by it in underwriting and administering the business with respect to the Managed Contracts reinsured by it. With respect to services provided hereunder for contracts not reinsured by Manager, the Company shall pay to Manager the "actual cost" to Manager (which shall consist of Manager's direct and reasonable indirect costs), as the case may be, as certified in good faith by Manager.

     For greater certainty, the parties agree that "actual cost" will include any incremental and out-of-pocket costs incurred by Manager in connection with the Services, including the conversion, acquisition and disposition cost of software and equipment acquired for the purposes of providing the Services and the cost of establishing requisite systems and data feeds and hiring necessary personnel.

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                                   ARTICLE VI

                                      TERM

     This Agreement shall take effect as of the date hereof and shall continue for a period of three years. The Company will have the option to renew this Agreement for another two years upon written notice to the Manager no later than two months prior to the third anniversary hereof.

                                   ARTICLE VII

                                  AUDIT RIGHTS

     (a) Upon reasonable prior notice, the Company shall have full access to any books and records maintained by the Manager and its affiliates insofar as reasonably necessary for the purposes of confirming amounts properly payable hereunder or satisfying any duty imposed hereby or resulting herefrom.

     (b) The Manager shall permit and co-operate with any inspection by the regulator or appointee of the regulator of the Company in relation to the provision of any of the services hereunder.

     (c) As soon as reasonably practicable following any request (or, in the case of access required by the regulator of the Company, whether with or without notice being given by such regulator), access shall be provided to auditors, other nominated inspectors of the Company or the regulator or the appointee of the regulator to relevant facilities where records are maintained and provision shall be made for such auditors, other inspectors or the regulator or the appointee of the regulator to receive such assistance as they shall reasonably request in relation thereto.

     (d) In particular, the Manager shall make available to the Company all information, data and materials:

              (i) reasonably requested by the Company so as to enable it to evaluate the appropriateness of any charges and expenses payable hereunder; or

              (ii) requested by the regulator of the Company or the appointee of such regulator in connection with any regulatory inspection.

     (e) the Manager acknowledge that an audit may be required for regulatory purposes and shall maintain all relevant records in such manner and to such standard as may reasonably be requested by the Company for the purposes of compliance with any regulatory requirements

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                                  ARTICLE VIII

                                  GOVERNING LAW

     This Agreement shall be governed by and construed and enforced in accordance with the laws of the state of New York without regard to its conflict of laws principles.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed in their names.

                                               ST. PAUL FIRE AND MARINE
                                                       INSURANCE COMPANY

                                               By:
                                                   -----------------------------

                                               Title:
                                                      --------------------------

                                               PLATINUM UNDERWRITERS
                                               REINSURANCE, INC.

                                               By:
                                                   -----------------------------

                                               Title:
                                                      --------------------------

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                                    EXHIBIT A

                          FINITE REINSURANCE CONTRACTS

                          Non-Deficit Balance Contracts

                                        A
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                                    EXHIBIT B

                          FINITE REINSURANCE CONTRACTS

                            Deficit Balance Contracts

                                        B
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                                    EXHIBIT C

                                REPORT OF MANAGER

                                        C